Exhibit 99.13

SECURITY AGREEMENT

dated as of August 15, 2008

of

CLEAN ENERGY FUELS CORP.

and

CLEAN ENERGY

in favor of

PLAINSCAPITAL BANK

Schedules

Schedule 1	Tanker Trailers

i

THIS SECURITY AGREEMENT is made as of August 15, 2008, by CLEAN ENERGY FUELS CORP., a Delaware corporation, and CLEAN ENERGY, a California corporation (each, a “Grantor” and collectively the “Grantors”) in favor of PLAINSCAPITAL BANK, as Lender under the Credit Agreement (the “Secured Party”).

RECITALS

The Grantors and the Secured Party are parties to the Credit Agreement dated as of even date herewith (the “Credit Agreement”).

Pursuant to the Credit Agreement, the Secured Party has agreed to extend credit to the Grantors.

In order to induce the Secured Party to extend such credit, each Grantor has agreed to grant to the Secured Party a security interest in the Collateral.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties acknowledge, each Grantor agrees as follows:

ARTICLE I

Definitions and References

Section 1.1.                                   Definitions in Credit Agreement.  Capitalized terms used herein and not otherwise defined have the respective meanings specified in the Credit Agreement.

Section 1.2.                                   Definitions in this Agreement.  The following terms have the following meanings:

“Collateral” means, with respect to any Grantor, all property described in Section 2.1 in which such Grantor has any right, title or interest.  References to Collateral herein with respect to a Grantor are intended to refer to Collateral in which such Grantor has any right, title or interest and not to Collateral in which any other Grantor has any right, title or interest.

“Credit Agreement” has the meaning specified in Recital A.

“Grantor” means each Person granting a security interest in any Collateral pursuant to this Agreement.  References to “Grantor” in this Agreement are intended to refer to each such Person as if such Person were the only grantor pursuant to this Agreement, except:

(a)                                  that references to “any Grantor” are meant to refer to each Person that is a Grantor,

(b)                                 that references to “the Grantors” are meant to refer to collectively to all Persons that are Grantors, and

(c)                                  as otherwise may be specifically set forth herein.

“Secured Obligations” means all Obligations of all Restricted Persons now or hereafter arising under the Loan Documents.

“Secured Party” has the meaning specified in the preamble.

“UCC” means the Uniform Commercial Code in effect in the State of Texas from time to time; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

ARTICLE II

Security Interest

Section 2.1.                                   Grant of Security Interest.  As collateral security for the payment and performance of all Secured Obligations, Grantor pledges, collaterally assigns and grants to the Secured Party a continuing security interest in all right, title and interest of Grantor in and to all of the following property, whether now owned or existing or hereafter acquired or arising, regardless of where located and howsoever Grantor’s interests therein arise, whether by ownership, security interest, claim or otherwise:

(a)                                  All tanker trailers listed on Schedule 1, all parts thereof, all accessions thereto, and all replacements therefor.

(b)                                 Books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) pertaining to any Collateral.

(c)                                  Money and property of any kind from time to time in the possession or under the control of the Secured Party.

(d)                                 Proceeds (as defined in the UCC) of the foregoing.

Notwithstanding the foregoing, this Section 2.1 does not grant a security interest in any property to the extent that such grant is prohibited under any agreement relating to such property and the violation of such prohibition would cause Grantor to lose its interest in or rights with respect to such property, except to the extent that Part 5 of Chapter 9 of the UCC would render such prohibition ineffective.

Section 2.2.                                   Secured Obligations Secured.  The security interest created hereby in the Collateral secures the payment and performance of all Secured Obligations.

ARTICLE III

Representations and Warranties

Section 3.1.                                   Representations and Warranties.  Grantor represents and warrants to the Secured Party as follows:

(a)                                  Grantor has and will have at all times the right, power and authority to grant to the Secured Party as provided herein a security interest in the Collateral, free and clear of any Lien.  This Agreement creates a valid and binding security interest in favor of the Secured Party in the Collateral, securing the Secured Obligations.

(b)                                 None of the Collateral in which Grantor has granted a security interest that constitutes goods:

(i)                                     is subject to any landlord’s lien or similar Lien, except for Permitted Liens; or

(ii)                                  is in the possession of any Person other than Grantor or the Secured Party, except for Collateral being transported in the ordinary course of business.

(c)                                  Grantor has delivered to the Secured Party the true, correct and only original certificates of title for each of the tanker trailers listed on Schedule 1 hereto.

(d)                                 Grantor has good and marketable title to the Collateral, free and clear of all Liens, except for the security interest created by this Agreement and any Permitted Liens.  No effective financing statement or other registration or instrument similar in effect covering any Collateral is on file in any recording office except any that have been filed in favor of the Secured Party relating to this Agreement.

(e)                                  There is no condition precedent to the effectiveness of this Agreement that has not been satisfied or waived.

ARTICLE IV

Covenants

Section 4.1.                                   General Covenants Applicable to Collateral.  Grantor will, so long as this Agreement shall be in effect, perform and observe the following:

(a)                                  Grantor will, at its expense and as from time to time requested by the Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order:

(i)                                     to confirm and validate this Agreement and the Secured Party’s rights and remedies hereunder,

(ii)                                  to correct any error or omission in the description herein of the Secured Obligations or the Collateral or in any other provision hereof,

(iii)                               to perfect, register and protect the security interest and rights created or purported to be created hereby or to maintain or upgrade in rank the priority of such security interests and rights,

(iv)                              to enable the Secured Party to exercise and enforce its rights and remedies hereunder, or

(v)                                 otherwise to give the Secured Party the full benefits of the rights and remedies described in or granted under this Agreement.

As part of the foregoing, Grantor will, whenever requested by the Secured Party:

(A)                              execute and file any financing statement, continuation statement or other filing or registration relating to the Secured Party’s security interest and rights hereunder, and any amendment thereto,

(B)                                mark its books and records relating to any Collateral to reflect that such Collateral is subject to this Agreement and the security interests hereunder, and

(C)                                deliver to the Secured Party all certificates of title or similar evidences of ownership of the Collateral, all applications therefore, and all documents needed or helpful in registering the Secured Party’s security interest in the Collateral on such certificates of title, other evidences of ownership and applications and in otherwise perfecting the Secured Party’s security interest in the Collateral.

(b)                                 Grantor shall not take any action that would, or fail to take any action if such failure would, impair the enforceability, perfection or priority of the Secured Party’s security interest in any Collateral.

Section 4.2.                                   Covenants for Specified Types of Collateral.  For so long as any Secured Obligation is outstanding:

(a)                                  Grantor will:

(i)                                     Maintain, preserve, protect and keep all Equipment in good condition, repair and working order, and will cause all Equipment to be used and operated in a good and workmanlike manner, in accordance with applicable Law, in a manner that will not make void or cancelable any insurance with respect to the Equipment.

(ii)                                  Promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Equipment that are necessary or desirable or that the Secured Party may request.

(iii)                               Promptly furnish to the Secured Party a statement describing any material loss or damage to any Equipment.

ARTICLE V

Remedies, Powers and Authorizations

Section 5.1.                                   Normal Provisions Concerning the Collateral.

(a)                                  Grantor irrevocably authorizes the Secured Party at any time and from time to time to file, without the signature of Grantor, in any jurisdiction any amendments to existing financing statements and any initial financing statements and amendments thereto that:

(i)                                     indicate the Collateral as described in the granting clause of this Agreement, or with words of equal or lesser scope or with greater detail;

(ii)                                  contain any other information required for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor; and

(iii)                               properly effectuate the transactions described in the Loan Documents, as determined by the Secured Party in its discretion.

Grantor will furnish any such information to the Secured Party promptly upon request.  A carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by the Secured Party.  Grantor ratifies and approves all financing statements heretofore filed by or on behalf of the Secured Party in any jurisdiction in connection with the transactions contemplated hereby.

(b)                                 Grantor appoints the Secured Party as Grantor’s attorney in fact and proxy, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument:

(i)                                     to obtain and adjust any insurance required to be paid to the Secured Party pursuant hereto;

(ii)                                  to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral;

(iii)                               to enforce any obligations included in the Collateral; and

(iv)                              to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Grantor or the Secured Party with respect to any Collateral.

Such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by the Secured Party for the sole benefit of the Secured Party.

(c)                                  Anything herein to the contrary notwithstanding:

(i)                                     Grantor shall remain liable to perform all duties and obligations under the agreements included in the Collateral to the same extent as if this Agreement had not been executed.

(ii)                                  The exercise by the Secured Party of any right hereunder shall not release Grantor from any duty or obligation under any agreement included in the Collateral.

(iii)                               Secured Party shall not have any obligation or liability under the agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall Secured Party be obligated to perform any duty or obligation of Grantor thereunder or take any action to collect or enforce any claim for payment assigned hereunder.

Section 5.2.                                   Event of Default Remedies.  If an Event of Default shall have occurred and be continuing, the Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

(a)                                  Exercise in respect of the Collateral, in addition to any other right and remedy provided for herein, under the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and any other applicable law.

(b)                                 Require Grantor to, and Grantor will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it (together with all books, records and information of Grantor relating thereto) available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

(c)                                  Prior to the disposition of any Collateral:

(i)                                     to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premises where any Collateral is or may be located, and without charge or liability to the Secured Party seize and remove such Collateral from such premises,

(ii)                                  have access to and use the Company’s books, records, and information relating to the Collateral, and

(iii)                               store or transfer any Collateral without charge in or by means of any storage or transportation facility owned or leased by Grantor, process, repair or recondition any Collateral or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Grantor.

(d)                                 Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure.

(e)                                  Dispose of, at its office, on the premises of Grantor or elsewhere, any Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (but that the sale of any Collateral shall not exhaust the Secured Party’s power of sale, and sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any Collateral.

(f)                                    Buy Collateral, or any part thereof, at any public sale.

(g)                                 Buy Collateral, or any part thereof, at any private sale if any Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations.

(h)                                 Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Grantor consents to any such appointment.

(i)                                     Comply with any applicable state or federal Law requirement in connection with a disposition of Collateral and such compliance shall not be considered to affect adversely the commercial reasonableness of any sale of Collateral.

(j)                                     Sell Collateral without giving any warranty, with respect to title or any other matter.

(k)                                  To the extent notice of sale shall be required by law with respect to Collateral, at least 10-days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; provided that, if the Secured Party fails in any respect to give such notice, its liability for such failure shall be limited to the liability (if any) imposed on it by law under the UCC.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Section 5.3.                                   Application of Proceeds.  If an Event of Default shall have occurred and be continuing, any cash held by or on behalf of the Secured Party and all cash proceeds received by or on behalf of the Secured Party in respect of any sale of, collection from, or other realization upon any Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party against, any Secured Obligation, in the following manner:

(a)                                  First, paid to the Secured Party for any amounts then owing to the Secured Party pursuant to the Credit Agreement or otherwise under the Loan Documents or that has otherwise been incurred by the Secured Party in connection with the payment or other satisfaction of any Lien, encumbrance or adverse claim upon or against any Collateral or any other action that the Secured Party determines is reasonably appropriate in connection with the preservation or maintenance of the Collateral.

(b)                                 Second, paid to the Secured Party in payment of the Secured Obligations in accordance with the amounts thereof then owing to the Secured Party or as otherwise provided in the Credit Agreement.

(c)                                  Third, any surplus of such cash or cash proceeds held by or on the behalf of the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whatever Person may be lawfully entitled to receive such surplus.

Section 5.4.                                   Deficiency.  If the proceeds of any sale, collection or realization of or upon the Collateral of the Grantors by the Secured Party are insufficient to pay all Secured Obligations and all other amounts to which the Secured Party is entitled, Grantor shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.  Collateral may be sold at a loss to Grantor, and the Secured Party shall have no liability or responsibility to Grantor for such loss.  Grantor acknowledges that a private sale may result in less proceeds than a public sale.

Section 5.5.                                   Non-Judicial Remedies.  In granting to the Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, to the extent permitted by applicable Law, Grantor waives, renounces and knowingly relinquishes any legal right that might otherwise require the Secured Party to enforce its rights by judicial process and confirms that such remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.  The Secured Party may, however, in its discretion, resort to judicial process.

Section 5.6.                                   Limitation on Duty of the Secured Party in Respect of Collateral.  Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Secured Party shall be deemed to have exercised reasonable care in the custody of Collateral in its possession if such Collateral is accorded treatment substantially equal to which that it accords its own property, and the Secured Party shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith.

Section 5.7.                                   Appointment of Other Agents.  At any time, in order to comply with any legal requirement in any jurisdiction, the Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Secured Party, or to act as separate agent or agents on behalf of the Secured Party, with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.

ARTICLE VI

Miscellaneous

Section 6.1.                                   Notices.  Any notice or communication required or permitted hereunder shall be given in writing, sent  in the manner provided in the Credit Agreement, if to the Secured Party or to a Grantor that is a party to the Credit Agreement, to the address set forth in the Credit Agreement or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith.  Any such notice or communication shall be deemed to have been given as provided in the Credit Agreement for notices given thereunder.

Section 6.2.                                   Amendments and Waivers.  No amendment of this Agreement shall be effective unless it is in writing and signed by Grantor and the Secured Party, and no waiver of this Agreement or consent to any departure by Grantor herefrom shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for that given and to the extent specified in such writing.  In addition, all such amendments and waivers shall be effective only if given with the necessary approvals required in the Credit Agreement.  No such amendment shall bind any Grantor not a party thereto, but no such amendment with respect to any Grantor shall require the consent of any other Grantor.

Section 6.3.                                   Preservation of Rights.  No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Secured Party provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or otherwise.

Section 6.4.                                   Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 6.5.                                   Survival.  Each representation and warranty, covenant and other obligation of Grantor herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Loan Document and the creation of the Secured Obligations.

Section 6.6.                                   Binding Effect and Assignment.  This Agreement shall:

(a)                                  be binding on Grantor and its successors and permitted assigns, and

(b)                                 inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns.

Without limiting the generality of the foregoing, the Secured Party may (except as otherwise provided in any Loan Document) pledge, assign or otherwise transfer any right under any Loan Document to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted herein or otherwise.  No right or duty of Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

Section 6.7.                                   Termination.  As and when provided in the Credit Agreement,  this Agreement and the security interest created hereby shall terminate, all rights in the Collateral shall revert to Grantors and the Secured Party, at a Grantor’s request and at its expense, will:

(i)                                     return to Grantor such of Grantor’s Collateral in the Secured Party’s possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and

(ii)                                  execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

Section 6.8.                                   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 6.9.                                   Final Agreement.  This Agreement and the other Loan Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto.  There are no unwritten oral agreements between the parties hereto.

Section 6.10.                             Counterparts; Facsimile.  This Agreement may be separately executed in any number of counterparts, all of that when so executed shall be deemed to constitute one and the same Agreement.  This Agreement may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof.

Section 6.11.                             Acceptance by the Secured Party.  By its acceptance of the benefits hereof, the Secured Party shall be deemed to have agreed to be bound hereby and to perform any obligation on their part set forth herein.

IN WITNESS WHEREOF, Grantor has executed and delivered this Agreement as of the date first-above written.

GRANTORS

CLEAN ENERGY FUELS CORP.		CLEAN ENERGY

By:	/s/ Richard R. Wheeler	By:	/s/ Richard R. Wheeler
	Name: Richard R. Wheeler		Name: Richard R. Wheeler
	Title: Chief Financial Officer		Title: Chief Financial Officer

SCHEDULE 1

to

SECURITY AGREEMENT

Tanker Trailers

				BODY
OWNER	VIN #	YEAR	MAKE	STY	MODEL	WEIGHT	LICENSE#
CLEAN ENERGY	1A9PA48266D503031	2006	ALLO	TN	ST1	25140	W29468
CLEAN ENERGY	1A9PA48286D503032	2006	ALLO	TN	STI	25240	W29469
CLEAN ENERGY	1A9PA482X6D503033	2006	ALLO	TN		25160	W29470
CLEAN ENERGY	1A9PA48216D503034	2006	ALLO	TN	ACP	25200	W29475
CLEAN ENERGY	1A9PA48236D503035	2006	ALLO	TN	ACP	25200	W29476
CLEAN ENERGY	1A9PA48257D503006	2007	ALL0	TN		25180	X32000
CLEAN ENERGY	1A9PA48277D503007	2007	ALLO	TN		25180	X32008
CLEAN ENERGY	1A9PA48297D503008	2007	ALOY	TN	ACP	25200	X32033
CLEAN ENERGY	1A9PA48207D503009	2007	ALLO	TN		25190	X32012
CLEAN ENERGY	1A9PA48277D503010	2007	ALLO	TN	TRL	25300	X32O23
CLEAN ENERGY	1A9PA48297D503011	2007	ALLO	UT		25200	X32047
CLEAN ENERGY	1A9PA48207D503012	2007	ALLO	UT		25220	X32048
CLEAN ENERGY	1A9PA48227D503013	2007	ALLO	TN	ACP	25360	X32049
CLEAN ENERGY	1A9PA48247D503014	2007	ALLO	TN		25160	X32057
CLEAN ENERGY	1A9PA48267P503015	2007	ALLO	TN		25320	X32060
CLEAN ENERGY	1A9PA48217D503021	2007	ALLO	TN	ACP	25600	X32062
CLEAN ENERGY	1A9PA48237D503022	2007	ALOY	TN		25460	X32065
CLEAN ENERGY	1A9PA48257D503023	2007	ALLO	TN		25160	X32073
CLEAN ENERGY	1A9PA48277D503024	2007	ALLO	TN		25200	X32075
CLEAN ENERGY	1A9PA48277D503025	2007	ALLO	TN	ACP	25240	X32081
CLEAN ENERGY	1A9PA48295D503023	2005	ALLO	TN		25680	W30007
CLEAN ENERGY	1A9PA48205D503024	2005	ALLO	TN	ST1	25560	W30012
CLEAN ENERGY	1A9PA4826YD503100	2000	ALLO	TN		26000	W30026
CLEAN ENERGY	1A9PA482XYD503097	2000	ALLO	TN		26300	W30027
CLEAN ENERGY	1A9PA4828YD503101	2000	ALLO	TN		25600	W30028
CLEAN ENERGY	1A9PA4821YD503098	2000	ALLO	TN		26000	W30029
CLEAN ENERGY	1A9PA48221D503102	2001	ALLO	TN		26100	W30025
CLEAN ENERGY	3E9B0482551003052	2006	ENVS	TN		24400	W37852
CLEAN ENERGY	3E9B0482351003051	2006	ENVS	TN		24400	W37851
CLEAN ENERGY	1A9PA48226D503012	2006	ALLO	TN		25960	W69321
CLEAN ENERGY	1A9PA48246D503013	2006	ALLO	TN		26000	W69323
CLEAN ENERGY	1A9PA48266D503014	2006	ALLO	TN		26000	W69324
CLEAN ENERGY DALLAS TX	1A9PA48286D503015	2006	ALLO	TN		25600	W69340
CLEAN ENERGY DALLAS TX	1A9PA482X6D503016	2006	ALLO	TN		25600	W69341
CLEAN ENERGY-DALLAS TX	1A9PA48216D503017	2006	ALLO	TN		25600	W69342
CLEAN ENERGY	1A9PA48236D503018	2006	ALLO	TN	ACP	14800	W30121
CLEAN ENERGY	1A9PA48256D503019	2006	ALLO	TN	ACP	14880	W30122
CLEAN ENERGY	1A9PA48216F503020	2006	ALLO	TN		25420	W30134
CLEAN ENERGY	1A9PA48236D503021	2006	ALLO	TN		25220	W30136
CLEAN ENERGY FUELS	1A9PA48253D503016	2003	ALLO	TN		26000	76612Y
CLEAN ENERGY FUELS	1A9PA48273D503017	2003	ALLO	TN		26000	76632Y
CLEAN ENERGY FUELS	1A9PA48293D503018	2003	ALLO	TN		26000	76634Y
CLEAN ENERGY FUELS	1A9PA48203D503019	2003	ALLO	TN		26000	76637Y
CLEAN ENERGY DALLAS TX	1A9PA48255D503021	2005	ALLO	TN		25700	W30115
CLEAN ENERGY	1A9PA48275D503022	2005	ALLO	UT		25580	W30005